UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 14, 2008
SCHERING–PLOUGH CORPORATION
(Exact Name of Registrant as Specified in its Charter)

New Jersey	1-6571	22-1918501
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification Number)
2000 Galloping Hill Road
Kenilworth, NJ 07033
(Address of Principal Executive Office)
Registrant’s telephone number, including area code: (908) 298-4000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
Schering-Plough Corporation from time to time issues Frequently Asked Questions and Answers (FAQs) that are believed to be of interest to investors. The most recent FAQ, dated November 14, 2008, is furnished as Exhibit 99.1 to this 8-K and is posted on the Schering-Plough Website at www.schering-plough.com under “Investor Relations/Investor FAQs.”
Schering-Plough undertakes no obligation to update the FAQs and readers should take note of the date of information when referring to the FAQs or other historical information available on the website.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
99.1     November 14, 2008 Frequently Asked Questions and Answers

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Schering-Plough Corporation

By:	/s/ Steven H. Koehler
Steven H. Koehler Vice President and Controller
Date: November 14, 2008

Exhibit Index

Exhibit Number	Description

99.1	November 14, 2008 Frequently Asked Questions and Answers